EXHIBIT 99.8
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                                                                  EXECUTION COPY





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                      PARTNERSHIP INTEREST PLEDGE AGREEMENT

                                     between

                     THE DALLAS P. PRICE TRUST, as Pledgor,

                                       and

                               MASTERS FUNDING LLC

                          Dated as of November 8, 2002

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                      PARTNERSHIP INTEREST PLEDGE AGREEMENT


         This PARTNERSHIP INTEREST PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of November 8, 2002, is entered into between DALLAS P. PRICE, as Trustee of THE DALLAS P. PRICE TRUST dated May 14, 1998 (as amended) (the "Pledgor") and MASTERS FUNDING LLC, a Delaware limited liability company (the "Lender").

                                    RECITALS

              A. Pursuant to that certain Credit Support Agreement, dated as of the date hereof (the "Credit Support Agreement") among David G. Price, an individual ("DGP") and as trustee of The David G. Price Trust dated March 5, 1998 (as amended) (together with DGP, collectively referred to as, the "Borrowers"), the Lender and the Lender Guarantors (as defined therein), the Lender has agreed to provide certain credit support to the Borrowers as further described therein.

              B. In connection therewith and as a condition to the provision of such credit support to the Borrowers, Pledgor is required to execute and deliver this Pledge Agreement, and to grant in favor of the Lender, a continuing security interest in and lien upon the Collateral (hereinafter defined) to secure the obligations of the Borrowers under the Credit Support Agreement and the Note (as defined in the Credit Support Agreement) including any reimbursement obligations owed to the Lender in connection with any letters of credit or guarantees (the "Obligations").

              C. National Golf Properties, Inc., a Maryland corporation ("NGP"), is a corporation whose common stock, par value $.01 per share (the "NGP Common Stock"), is listed on the New York Stock Exchange. NGP is the sole general partner of National Golf Operating Partnership, L.P., a Delaware limited partnership ("NGOP", and also referred herein sometimes as "Issuer"). NGOP has issued common partnership units (the "NGOP Common Units") that are exchangeable on a one-for-one basis for NGP Common Stock pursuant to the terms of the Third Amended and Restated Agreement of Limited Partnership of NGOP dated July 28, 1999 (the "NGOP Partnership Agreement").

              D. None of the Pledged Securities (hereinafter defined) are registered under applicable securities laws. Concurrently and in connection herewith, the Borrowers will collaterally assign its interests in that certain Unit Exchange and Registration Rights Agreement, dated July 22, 2002 (the "Registration Rights Agreement"), by and among the Borrowers, American International Golf, Inc. ("AGC") and NGP to facilitate, upon and in the event of a foreclosure by Lender hereunder, the exchange of NGOP Common Units into NGP Common Stock and the public sale of the NGP Common Stock received by the Lender in such exchange.

              E. Pledgor is a party to that certain Voting Agreement, dated as of September 14, 2002, by and among each Equityholder (as defined therein), AGC, NGP and/or NGOP, and NGP LLC, which requires Lender (as a pledgee) to comply with certain provisions therein (the "Voting Agreement").


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              F.   In the event of a conflict between the terms of this Pledge
Agreement and the terms of the Credit Support Agreement, the terms of the Credit Support Agreement shall govern. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Support Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. Grant of Security Interest. The Pledgor hereby pledges and grants to the Lender a first-priority security interest in the property described in
Section 2 below (collectively and severally, the "Collateral") and assigns, transfers and delivers to the Lender the Pledged Securities (defined below), together with the certificates evidencing the same, which certificates have been duly endorsed in blank or accompanied by stock, partnership interest or other equity interest powers duly executed in blank, to secure prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise of all Obligations.

         2.   Collateral.  The Collateral shall consist of the following:

              (a) Pledged Securities. The Collateral includes: (i) 594,930 NGOP Common Units currently owned by the Pledgor, listed on Exhibit 2 hereto; and
(ii) all new, substituted and additional documents, instruments, securities and general intangibles issued with respect thereto or in exchange therefor (collectively, the "Pledged Securities"), and the certificates representing such Pledged Securities and all now existing and hereafter arising rights of the holder of such Pledged Securities, including, without limitation, all voting rights and rights to and interest in all cash and noncash dividends and/or distribution of any kind and nature and all other property now or hereafter distributable on account of or received or receivable with respect to any of the foregoing and all rights of the holders (as such) of the Pledged Securities pursuant to the NGOP Partnership Agreement.

              (b) Proceeds. All proceeds of the foregoing Collateral. For purposes of this Pledge Agreement, the term "proceeds" has the meaning set forth in Section 9-102(64) of the Uniform Commercial Code.

         3. Representations and Warranties. In addition to any representations and warranties of the Pledgor set forth in the Credit Support Agreement, which are incorporated herein by this reference, the Pledgor hereby represents and warrants, on the date hereof and at the time of delivery of any of the Collateral hereunder, that:

              (a) Authority. The Pledgor has full power, authority, and legal right and has obtained all approvals and consents necessary, to execute, deliver and perform this Pledge Agreement and the transactions contemplated hereby.

              (b) Consents. The Pledgor has obtained all consents, approvals and waivers from third parties (including governmental entities, if any) relating to the Pledged Securities necessary to execute and deliver this Pledge Agreement and to perform his obligations hereunder and the transactions contemplated hereby.


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              (c)  No Default or Lien. Such execution, delivery and performance will not contravene, or constitute a default under or result in a lien, except pursuant hereto, upon the Pledged Securities pursuant to any applicable law or regulation, or any material contract, agreement, judgment, other decree, or other instrument binding upon or affecting the Pledgor.

              (d) Enforceability of Pledge Agreement. This Pledge Agreement has been duly executed and delivered and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms (subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights), and this Pledge Agreement grants to the Lender a valid, first-priority, perfected (subject to delivery of the certificates representing the Pledged Securities to the Lender) and enforceable Lien on the Collateral.

              (e) Ownership of Collateral. The Pledgor is the sole owner of and has good and marketable title (but subject to securities law compliance in connection with any sale of the Pledged Securities) to the Collateral (or, in the case of after-acquired Collateral, at the time the Pledgor acquires rights in the Collateral, will be the sole owner thereof) and is (or will be in the case of after-acquired Collateral) the record, legal and beneficial owner of all the Pledged Securities, and will at all times be the sole beneficial owner of the Collateral.

              (f) Priority. Except for security interests in favor of the Lender granted in connection herewith, no person has (or, in the case of after-acquired Collateral, at the time the Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral.

              (g) Delivery of Documents, etc. The Pledgor has delivered to the Lender certificates representing the Pledged Securities and all instruments, documents, chattel paper (as said terms are used in the Uniform Commercial Code) and other items of Collateral in which a security interest is or may be perfected by possession, together with such additional writings, including, without limitation, assignments and duly signed undated stock or partnership powers, and any additional documents with respect thereto as the Lender shall reasonably request, such documents to be delivered to the Lender on the date hereof.

              (h) Pledged Securities. The Pledged Securities consisting of NGOP Common Units have been duly and validly issued. Other than pursuant to this Pledge Agreement and the Registration Rights Agreement, there are no outstanding options, warrants or other rights to purchase or otherwise acquire the Pledged Securities or any agreements pursuant to which a third person may acquire the Pledged Securities from the Pledgor or pursuant to which the Pledgor can acquire additional securities issuable by NGP or NGOP. The Pledged Securities are not community property under the laws of the State of California.

              (i) Litigation. There are no actions, suits, proceedings, claims or disputes pending, at law, in equity, in arbitration or before any governmental authority, against the Pledgor or any of the Pledgor's respective properties (or to the knowledge of the Pledgor, threatened or contemplated by any governmental authority against the Pledgor or any of the Pledgor's respective properties) which purport to affect or pertain to this Pledge Agreement, the Collateral or any of the transactions contemplated hereby. No injunction, writ, temporary


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restraining order or any order of any nature has been issued by any court or other governmental authority purporting to enjoin or restrain the execution, delivery and performance of this Pledge Agreement or directing that the transactions provided for herein not be consummated as herein provided.

              (j) Regulations T, U or X. The Pledge of the Pledged Securities pursuant to this Pledge Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

              (k) Not "Securities" Under UCC. The Pledged Securities are not "dealt in or traded on securities exchanges or in securities markets" within the meaning of Section 8-103 of Title 6 of either the New York Uniform Commercial Code, currently in effect (the "New York UCC"), or the Delaware Uniform Commercial Code, currently in effect (the "Delaware UCC"), their terms do not expressly provide that the Pledged Securities are a security under the provisions of Article 8 of any Uniform Commercial Code, currently in effect, the Pledged Securities are not held in a securities account (as defined in the New York UCC or Delaware UCC), and the Pledged Securities are not an investment company security (as defined in the New York UCC or Delaware UCC).

              (l) Location of Pledgor. The chief executive office of the Pledgor is 2951 28th Street, Santa Monica, California 90405.

         4. Covenants and Agreements of Pledgor. In addition to all covenants and agreements of the Pledgor set forth in this Pledge Agreement, which are incorporated herein by this reference, the Pledgor hereby agrees:

              (a) Preservation of Collateral. To do all acts that may be reasonably necessary to maintain, preserve and protect the Collateral and to preserve the Pledgor as sole owner of the Collateral;

              (b) Payment of Taxes, Etc. To pay promptly when due all material taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral;

              (c) Defense of Litigation. To appear in and defend any action or proceeding which may materially and adversely affect the Pledgor's title to or the Lender's interest in the Collateral;

              (d) Transfer and Other Liens. (i) Not to sell or contract to sell or otherwise dispose of, or grant any option, warrant or other right with respect to, the Collateral and (ii) to keep the Collateral free of all levies and security interests or other Liens or charges except those approved in writing by the Lender, except as otherwise provided in this Pledge Agreement;

              (e) Delivery of Collateral. To account fully for and promptly deliver to the Lender, in the form received, all documents, chattel paper, instruments and agreements and share or partnership interest certificates (as defined in the New York UCC) constituting the Collateral hereunder and subject to the provisions of paragraph (j) below, all proceeds of the Collateral received, all endorsed in blank, and, in the case of share or partnership interest certificates, accompanied by such stock or partnership interest powers as appropriate, and until so delivered,


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all such documents, instruments, agreements and proceeds to be held by the
Pledgor in trust for the Lender, separate from all other property of the Pledgor and shall be identified as the property of the Lender;

              (f) Further Assurances. To procure, execute and deliver from time to time any endorsements, notifications, registrations, assignments, financing statements, and other writings deemed reasonably necessary by the Lender to perfect, maintain and protect the Secured Parties' security interest in the Collateral and the priority thereof; and to take such other actions as the Lender may reasonably request or as is otherwise reasonably necessary to protect the value of the Collateral and of the Lender's security interest in the Collateral;

              (g) Payment of Costs and Expenses. To reimburse the Lender upon five (5) days of written demand (which demand shall include a description in reasonable detail of any costs, expenses, disbursements, charges or fees to be reimbursed) for any reasonable costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated cost of inside counsel), the Lender may incur while exercising any right, power or remedy provided by this Pledge Agreement or by law, all of which costs and expenses are included in the Obligations secured hereby. The Pledgor covenants and agrees to pay the reasonable fees and expenses of counsel to the Lender in connection with the negotiation, preparation, development and review of this Pledge Agreement;

              (h) Payments on Collateral; Voting. To account fully for and promptly deliver to the Lender, in the form received, any dividend or any other distribution on account of the Pledged Securities whether in securities or property by way of stock-split, spin-off, split-up, reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger. Upon the occurrence and during the continuance of an Event of Default, the Lender shall be entitled to retain the cash proceeds received from any permitted disposition of the Pledged Securities and to retain any dividends or any other distribution lawfully paid by the Issuer on account of the Pledged Securities and shall have the exclusive right to vote the Pledged Securities and to execute consents with respect thereto, provided that, Lender complies with Section 2(d) of the Voting Agreement, in effect as of the date hereof. Any and all stock dividends or instruments and other property (other than cash) received, receivable or otherwise distributed in exchange for, any Pledged Securities shall be held in trust for the benefit of and pending delivery to the Lender, be segregated from the other property of the Pledgor, and be forthwith delivered to the Lender as pledged Collateral in the same form as received (with any necessary endorsement);

              (i) Notices of Changes. To give the Lender 30 days prior written notice of any change in the Pledgor's chief place of business, residence, legal name, etc.;

              (j) Location of Records. To keep the records concerning the Collateral at the address set forth below the Pledgor's signature hereof and not to remove such records from such locations without 30 days prior written notice to the Lender;

              (k) Authorized Action by Lender. The Pledgor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of the Lender with respect to the Collateral, the obligations of the Pledgor hereunder or


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the Obligations, the Lender shall, but shall incur no liability to the Pledgor or any third party for failure to, take any action which the Pledgor is obligated by this Pledge Agreement to do. Any expenses incurred by the Lender in taking such action shall be payable by the Pledgor. Upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby irrevocably appoints the Lender as his attorney-in-fact to exercise such rights and powers, including without limitation: (i) to collect by legal proceedings or otherwise and endorse, receive and acknowledge receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of the Collateral; (ii) to vote or consent with respect to the Pledged Securities in accordance with Section 6(d) below; (iii) to enter any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; and (iv) to make any compromise or settlement, to pay or discharge taxes, liens, security interests or other encumbrances and take any action it deems advisable, with respect to the Collateral. To permit the Lender to exercise such voting and consensual rights, to collect, endorse and receive such dividends, interest, payments, proceeds and other sums and property, the Pledgor shall, if necessary, upon written request of the Lender, from time to time, deliver (or cause to be executed and delivered) to the Lender all such proxies, dividend payment orders and other instruments as the Lender may reasonably require; and

              (l) Amendment of the NGOP Partnership Agreement. Not to vote for or consent to, and to vote against, any amendment of the NGOP Partnership Agreement or the charter of NGOP which is reasonably likely to result in a material adverse effect on the Collateral or the security interest granted Lender hereunder.

         5. Limited Recourse. The provisions of Section 1.(a) of the Guaranty are hereby incorporated herein by this reference as if herein set forth in full, mutatis mutandis.

         6. Remedies. Upon the occurrence and continuance of an Event of Default, the Lender may upon at least 10 days' written notice to the Pledgor (which the Pledgor agrees is reasonable notice) and in addition to all further rights and remedies, if any, available to the Lender under any other agreement, do any one or more of the following:

              (a) General Enforcement. Foreclose or otherwise enforce the Lender's security interest in any manner permitted by law, or provided for in this Pledge Agreement.

              (b) Sale Etc. Sell or otherwise dispose of any Collateral at one or more public or private sales at the Lender's place of business or any other place or places, including, without limitation, any brokers' board or securities exchange, for cash or credit or other property, for immediate or future delivery, and at such price and on such terms and in such manner as the Lender may determine; provided, that if the Lender determines to exercise its rights by exercising its rights under the Registration Rights Agreement, (1) NGP shall have filed a Registration Statement on Form S-3 (the "Shelf Registration Statement") pursuant to the Registration Rights Agreement covering the total amount of Pledged Securities hereunder, (2) such Shelf Registration Statement has been declared effective on or prior to the date of the intended foreclosure sale for which 10 days' written notice was provided by the Lender to the Pledgor, (3) notwithstanding anything in the Registration Rights Agreement to the contrary, there shall be no events preventing the sale of such Pledged Securities pursuant to the Shelf


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Registration Statement, including, without limitation, (i) any request by the
Securities and Exchange Commission (the "SEC") or any state securities authority for post-effective amendments and supplements to the Shelf Registration Statement that has become effective, (ii) the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose,
(iii) the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the sale of the Pledged Securities cease to be true and correct in all material respects, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Pledged Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) the Secured Parties are not in possession of any material non-public information and (4) such Shelf Registration Statement shall remain effective until all the Pledged Securities hereunder have been sold. For the avoidance of doubt, nothing in this Section 6(b) shall be construed to limit the rights of the Lender to immediately exchange any of the Pledged Securities consisting of NGOP Common Units into shares of NGP Common Stock upon any foreclosure or sale (whether public or private) of the Pledged Securities.

              (c) Costs of Remedies. Recover from the Pledgor all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated costs of inside counsel), incurred or paid by the Lender in exercising any right, power or remedy provided by this Pledge Agreement or by law.

              (d) Vote of Pledged Securities. Vote or consent, and in connection therewith the Pledgor grants to the Lender a proxy to vote or to consent, with respect to the Pledged Securities. Notwithstanding the foregoing, the Lender hereby agrees to vote the Pledged Securities in favor of the transactions contemplated by the Agreement and Plan of Merger dated as of September 14, 2002 by and among NGOP, NGP, New NGOP LLC and NGP LLC (the "Merger Agreement").

              (e)  Manner of Sale of Collateral.

                   (i)  Unless the Pledged Securities are being sold pursuant to the Shelf Registration Statement, restrict the prospective bidders or purchasers of the Pledged Securities to persons or entities who (x) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Securities; and (y) satisfy the offeree and purchaser requirements for a valid private placement transaction under
         Section 4(2) of the Securities Act of 1933, as amended (the "Act") or any other method of private placement permitted under the Act, and the rules and regulations of the Securities and Exchange Commission applicable thereto, or under any similar statute, rule or regulation. The Pledgor agrees that disposition of the Pledged Securities pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if the Pledged Securities were sold at public sale, and that the Lender has no obligation to delay the sale of any Pledged Securities for public sale under the Act. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner and the Pledgor hereby waives, to the full extent permitted by applicable law, any claims against the Lender arising by reason of the fact


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         that the price at which the Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations.

                   (ii) The Pledgor further agrees to do or to use his reasonable efforts to cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Pledged Securities pursuant to clause (i) of this Section 6(e), including sales under the Act, valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission applicable thereto), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 6 will cause irreparable injury to the Lender and the Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 6 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against any action for specific performance of such covenants.

              (f) Delivery to and Rights of Purchaser. Upon any sale or other disposition pursuant to this Pledge Agreement, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. The Lender may be the purchaser of any or all of the Collateral so sold at a public sale and, to the extent permitted by law, at a private sale. Each purchaser at any such sale or other disposition (including the Lender) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor, and the Pledgor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which he has or may have under any rule of law or statute now existing or hereafter adopted. The Lender shall not be required to marshal any Collateral with respect thereto in any particular order, and the Pledgor hereby waives any and all rights thereof.

              (g) Reliance on Experts. In exercising any remedies hereunder relating to the sale of the Collateral, the Lender may utilize and rely on the services and advice of one or more broker-dealers selected by the Lender and shall be fully protected in so doing.

              (h) No Exchange Until Sale. The Lender shall not effect any exchange of the Pledged Securities consisting of NGOP Common Units into shares of NGP Common Stock except in connection with the sale or foreclosure, or at any time after any foreclosure, of the Pledged Securities.

         7.   Collection of Collateral Payments.

              (a) The Pledgor shall, at Pledgor's sole cost and expense, take all reasonably necessary action to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Lender may reasonably


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request, or, in the absence of such request, as the Pledgor may reasonably deem advisable; provided, however, upon the occurrence and continuance of an Event of Default, or if otherwise prohibited by the Loan Documents, the Pledgor shall not, without the prior written consent of the Lender, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof. Upon the request of the Lender at the direction of the Lender during the occurrence and continuance of an Event of Default, the Pledgor will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Lender at such address as the Lender may designate. The Pledgor will reimburse the Lender promptly upon demand for all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Lender in seeking to collect any Collateral Payment.

              (b) Subject to the Credit Support Agreement, upon the occurrence and continuance of an Event of Default and upon the request of the Lender, the Pledgor will, forthwith upon receipt, transmit and deliver to the Lender, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Lender) which may be received by the Pledgor at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Lender, such items will be held in trust for the Lender and will not be commingled by the Pledgor with any of his other funds or property. Thereafter, the Lender is hereby authorized and empowered to endorse the name of the Pledgor on any check, draft or other instrument for the payment of money received by the Lender on account of any Collateral Payment if the Lender reasonably believes such endorsement is necessary or desirable for purposes of collection.

              (c) The Pledgor hereby indemnifies and saves harmless the Lender, and its respective agents, officers and employees from and against all liabilities and reasonable expenses on account of any adverse claim asserted against the Lender (except for the Lender's own gross negligence or willful misconduct) relating to any moneys received by the Lender on account of any Collateral Payment, and such obligation of the Pledgor shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Section 1 above. This indemnity shall survive the termination of this Pledge Agreement.

         8. Cumulative Rights; Indemnity, etc. The rights, powers and remedies of the Lender under this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Lender by virtue of any statute or rule of law, the Credit Support Agreement or the other Loan Documents, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Lender's security interest in the Collateral. The Pledgor shall indemnify and save the Lender harmless from and against any and all liabilities, losses and damages which it may incur in the lawful and proper exercise or performance of any of their rights or powers as authorized herein (except for the Lender's own gross negligence or willful misconduct). This indemnity shall survive the termination of this Pledge Agreement.

         9. Waiver. Any waiver, forbearance or failure or delay by the Lender in exercising any right, power or remedy


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shall not preclude the further exercise thereof, and every right, power or remedy of the Lender shall continue in full force and effect until such right, power or remedy is specifically waived in a writing. The Pledgor waives any right to require Lender to proceed against any person or to exhaust any Collateral or to pursue any remedy in the Lender's power.

         10. No Responsibility for Loss; No Duty of Lender. The Lender is hereby released from all responsibility for any depreciation in or loss of value of the Pledged Securities (except for its own gross negligence or willful misconduct). The rights and remedies of the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any further duty upon the Lender.

         11. Binding on Successors and Assigns. All rights and obligations of each party hereto shall inure to the benefit of their respective successors and assigns.

         12. Amendment. This Pledge Agreement may not be amended or modified except by a writing signed by the Pledgor and the Lender.

         13. Notices. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Pledge Agreement must be in writing and delivered to each party at the following address:

              PLEDGOR:


                   The Dallas P. Price Trust dated May 14, 1998 (as amended) c/o American Golf Corporation
                   2951 28th Street
                   Santa Monica, California 90405
                   Facsimile:       (310) 664-6174
                   Telephone:       (310) 664-4444
                   Attention:       Mr. David G. Price

                   With a copy to:

                   Greenberg Glusker Fields Claman Machtinger & Kinsella LLP 1900 Avenue of the Stars, Suite 2100
                   Los Angeles, California 90067
                   Facsimile:       (310) 553-0687
                   Telephone:       (310) 553-3610
                   Attention:       Bernard Shearer, Esq.

              LENDER:

                   Masters Funding LLC
                   c/o Goldman, Sachs & Co.
                   85 Broad Street
                   New York, New York 10004
                   Attention:       Mr. Jonathan Langer
                   Telephone:       (212)-902-1000
                   Facsimile:       (212)-357-5505
                   with a copy to:

                   Fried, Frank, Harris, Shriver & Jacobson
                   1 New York Plaza
                   New York, New York  10004-1980
                   Facsimile:       (212) 859-4000
                   Telephone:       (212) 859-8000
                   Attention:       F. William Reindel, Esq.


                   and:

                   SOF VI U.S. Holdings, LLC
                   c/o Starwood Capital Group, L.L.C.
                   591 West Putnam Avenue
                   Greenwich, Connecticut 06830
                   Telecopier:      (203) 422-7814
                   Telephone:       (203) 422-7700
                   Attention:       Mr. Madison Grose

                   and:

                   Rinaldi, Finkelstein & Franklin, LLC
                   591 West Putnam Avenue
                   Greenwich, Connecticut 06830
                   Telecopier:      (203) 422-7868
                   Attention:       Eric W. Franklin, Esq.


         or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by air courier or registered mail, upon receipt (whether accepted or refused) (as evidenced by air courier's or postal service's proof of delivery); or (c) if sent by telecopy, upon receipt.

         14. Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Pledge Agreement shall be effective as delivery of an originally executed counterpart of this Pledge Agreement.

         15. Severability. The illegality or unenforceability of any provision of this Pledge Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Pledge Agreement or any instrument or agreement required hereunder.

         16.  Governing Law and Jurisdiction.

              (a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT LENDER HAS GREATER RIGHTS OR REMEDIES UNDER FEDERAL LAW, IN WHICH CASE, SUCH CHOICE OF NEW YORK LAW SHALL NOT BE DEEMED TO DEPRIVE LENDER OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW.

              (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT MAY BE BROUGHT SOLELY IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, THE PARTIES HERETO, FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, SUBMIT TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE PARTIES HERETO IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PLEDGE AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PARTIES HERETO WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, AND ACKNOWLEDGE THAT SERVICE MAY BE MADE BY REGISTERED MAIL ADDRESSED AS PROVIDED IN SECTION 13 OR BY ANY MEANS PERMITTED BY NEW YORK LAW.

              (c) THE PARTIES HERETO WAIVE THEIR RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT. IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES HERETO AGAINST THE OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, THE PLEDGOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES HERETO FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS PLEDGE AGREEMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PLEDGE AGREEMENT.

         17. Entire Agreement. The DPP Guaranty and this Pledge Agreement embody the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreement and understanding of such parties, verbal or written.

         18. Conflicting Provisions. In the event of a conflict between the terms of this Pledge Agreement and the terms of the Credit Support Agreement in respect of the rights and obligations of the Secured Parties, the terms of the Credit Support Agreement shall govern.

         19. Reinstatement. This Pledge Agreement and the security interest created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Pledgor in respect of the Obligations is rescinded or must otherwise be restored by any holder of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Pledgor shall indemnify the Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Lender in connection with such rescission or restoration.

         20. Suretyship Waivers. The provisions of Section 5.10 of the Credit Support Agreement are hereby incorporated herein by this reference as if herein set forth in full, mutatis mutandis.

         21. Fraudulent Conveyance. Each of Pledgor and Lender hereby confirms that it is the intention of all such parties that the obligations of Pledgor under this Pledge Agreement or the DPP Limited Guaranty not constitute a fraudulent transfer or fraudulent conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, Pledgor and the Lender hereby irrevocably agree that the obligations of Pledgor under this Pledge Agreement and the DPP Limited Guaranty shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of Pledgor, will result in the obligations of Pledgor under this Pledge Agreement or the DPP Limited Guaranty not constituting a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    DALLAS P. PRICE, as trustee of THE DALLAS P.
                                    PRICE TRUST DATED MAY 14, 1998 (as
                                    amended), Pledgor

                                        /s/ Dallas P. Price
                                    --------------------------------------------



                                    MASTERS FUNDING LLC


                                    By: /s/ John E. Bowman
                                       -----------------------------------------
                                    Name: John E. Bowman
                                         ---------------------------------------
                                    Title: Authorized Person
                                          --------------------------------------



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